EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Inco Limited (the “registrant”) on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Scott M. Hand, Chairman and Chief Executive Officer, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: October 26, 2004	By: /s/ SCOTT M. HAND Name: Scott M. Hand Title: Chairman and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.§1350 and is not being filed as part of this report or as a separate disclosure document.